Exhibit 10.2

                          AGREEMENT AND PLAN OF MERGER


                  AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of January 11, 1996, by and between Health Management, Inc., a Florida corporation ("HMIFlorida"), and Nouveau Health Management, Inc., a Delaware corporation
("HMI-Delaware" or the "Surviving Corporation") (HMI-Florida and HMI-Delaware are sometimes hereinafter referred to as the "Constituent Corporations").

                              W I T N E S S E T H:

                  WHEREAS, HMI-Florida is a corporation duly organized on March 19, 1981 and validly existing under the laws of the State of Florida;

                  WHEREAS, HMI-Delaware is a corporation duly organized on January 10, 1996 and validly existing under the laws of the State of Delaware;

                  WHEREAS, HMI-Florida is duly authorized to issue 10,500,000 shares of stock, consisting of 10,000,000 shares of common stock, par value $.001 per share ("HMIFlorida Common Stock"), and 500,000 shares of preferred stock, par value $.001 per share ("HMI-Florida Preferred Stock"), of which 2,959,593 of HMI-Florida Common Stock and no shares of HMI-Florida Preferred Stock are validly issued and outstanding, fully paid and non-assessable;

                  WHEREAS, HMI-Delaware is duly authorized to issue 26,000,000 shares of stock, consisting of 25,000,000 shares of common stock, par value $.00l per share ("HMIDelaware Common Stock"), and 1,000,000 shares of preferred stock, par value $.00l per share ("HMI-Delaware Preferred Stock"), of which ten
(10) shares of HMI-Delaware

Common Stock and no shares of HMI-Delaware Preferred Stock are issued and outstanding, fully paid and non-assessable; and

                  WHEREAS, the Boards of Directors of the Constituent Corporations have deemed it desirable and for the best interests of their respective corporations to merge HMIFlorida with and into HMI-Delaware in accordance with Section 252 of the General Corporation Law of the State of Delaware ("DGCL") and with Section 607.1107 of the Florida Business Corporation Act ("FBCA") and in accordance with the provisions of Section 368 of the Internal Revenue Code of 1986, as amended.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto agree as follows:

                  1. Merger. HMI-Florida shall be merged (the "Merger") with and into HMI-Delaware. HMI-Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, but the separate corporate existence of HMI-Florida shall cease forthwith upon the Effective Date (as hereinafter defined).

                  2. Effective Date. Subject to the conditions hereinafter set forth, the Merger shall become effective (the "Effective Date") upon the filing of a duly executed Certificate of Merger with the Secretary of State of the State of Delaware.

                  3. Certificate of Incorporation; By-Laws. From and after the Effective Date and until thereafter amended or supplemented or repealed in accordance with their respective terms, the Certificate of Incorporation and the By-laws of HMI-Delaware, in the forms attached hereto as Exhibits A and B, respectively, shall be the Certificate of Incorporation and the By-laws of the Surviving Corporation.

                  4. Directors and Officers. The directors and officers of HMI-Delaware immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, each to hold office (subject to the By-laws of the Surviving Corporation) until their respective successors shall be duly elected or appointed and qualified.

                  5. Conversion of Outstanding Stock of HMI-Florida. Forthwith upon the Effective Date, each of the issued and outstanding shares of HMI-Florida Common Stock, and all rights in respect thereof, shall be converted into 1.5204793 fully paid and non-assessable shares of HMI-Delaware Common Stock, and each certificate nominally representing shares of HMI-Florida Common Stock shall for all purposes be deemed to evidence the ownership of the appropriate number of shares of HMI-Delaware Common Stock; provided, however, that no fractional shares of HMI-Delaware Common Stock shall be issued, and all fractional shares equal to 0.50 shares of HMI-Delaware Common Stock or less shall be eliminated and all fractional shares greater than 0.50 shares of HMI-Delaware Common Stock shall be rounded to the next highest whole number of shares of HMIDelaware Common Stock. The holders of such certificates shall not be required to immediately surrender the same in exchange for certificates of HMI-Delaware Common Stock but, as certificates nominally representing shares of HMI-Florida Common Stock are surrendered for transfer, HMI-Delaware will cause to be issued certificates representing shares of HMI-Delaware Common Stock, and, at any time upon surrender by any holder of certificates nominally representing shares of HMI-Florida Common Stock, HMI-Delaware will cause to be issued therefor certificates for the appropriate number of shares of HMIDelaware Common Stock.

                  6. Options, Warrants and Rights. At the Effective Date, all options, warrants or rights then outstanding which immediately prior thereto had given the holder thereof the right to purchase shares of HMI-Florida Common Stock shall, by virtue of the Merger and without further action on the part of the holder thereof, be changed and converted into options, warrants or rights giving the holder thereof the right to purchase the same number of shares of HMI-Delaware Common Stock at the same exercise price per share and containing such other terms and conditions as pertained under such options, warrants or rights immediately prior to the Effective Date.

                  7. Retirement of Organization Stock. Forthwith upon the Effective Date, each of the ten (10) shares of HMI-Delaware Common Stock presently issued and outstanding shall be retired, and no shares of HMI-Delaware Common Stock or other securities of HMI-Delaware shall be issued in respect thereof.
                  8. Assets and Liabilities. At and after the Effective Date, HMI-Delaware shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises (both public and private) and all of the property (real, personal and mixed) of each of the Constituent Corporations; all debts due to HMI-Florida shall be vested in HMI-Delaware; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the Constituent Corporations shall be as effectively the property of HMI-Delaware as they were of the respective Constituent
Corporation; the title to any real estate vested by deed or otherwise in HMI-Florida shall not revert or be in any way impaired by reason of the Merger, but shall be vested in HMI-Delaware; all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such lien at the Effective Date; all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to HMI-Delaware and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; and HMI-Delaware shall indemnify and hold harmless the officers and directors of each of the Constituent Corporations against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

                  9. Further Assurance of Title. If at any time HMI-Delaware shall consider or be advised that any acknowledgments or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to HMIDelaware any right, title or interest of HMI-Florida held immediately prior to the Effective Date, HMI-Florida and its proper officers and directors shall and will execute and deliver all such acknowledgments or assurances in law and do all things necessary or desirable to acknowledge or confirm such right, title or interest in HMI-Delaware as shall be necessary to carry out the purposes of this Agreement, and HMI-Delaware and its proper officers and directors are fully authorized to take any and all such action in the name of HMI-Florida or otherwise.

                  10. Conditions to Merger. The consummation of the Merger is subject to the satisfaction of the following conditions prior to the Effective
Date:

                          (a)  This  Agreement  shall  have  been  approved  and
adopted by the requisite number of stockholders of each of the Constituent Corporations;

                          (b) Each of the  Constituent  Corporations  shall have
received, or waived receipt of, such licenses, permits, consents, approvals, authorizations, qualifications, and orders of governmental authorities and parties to contracts with the Constituent Corporations as are necessary for consummation of the transactions contemplated by this Agreement; and

                          (c) No  preliminary  or permanent  injunction or other
order issued by any court of competent jurisdiction preventing the consummation of the Merger shall be in effect.

                  11. Termination. This Agreement may be terminated and the Merger and other transactions herein provided for abandoned at any time prior to the Effective Date (whether before or after adoption and approval of this Agreement by the stockholders of the Constituent Corporations) by action of the Board of Directors of HMI-Florida, if said Board of Directors determines that the consummation of the transactions provided for herein would not, for any reason, be in the best interests of HMI-Florida and its stockholders.

                  12. Deferral. Consummation of the transactions herein provided for may be deferred by the Board of Directors of HMI-Florida for a reasonable period of time if said Board of Directors determines that such deferral would be in the best interests of HMI- Florida and its stockholders.

                  13. Name and Principal Office. The name of the Surviving Corporation shall be Nouveau International, Inc. and its principal executive offices shall be 525 Washington Boulevard, 29th Floor, Jersey City, New Jersey 07310. The principal office of the Surviving Corporation in the State of Delaware shall be c/o Prentice Hall Corporation System, Inc., 32 Loockerman Square, Suite L-100, Dover, Delaware 19901.

                  14. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

                  16. Expenses and Rights of Dissenting Shareholders. HMI-Delaware shall pay all expenses of carrying this Agreement into effect and of accomplishing the Merger, including amounts, if any, to which dissenting shareholders of HMI-Florida may be entitled by reason of this Merger. To the extent required by the FBCA, HMI-Delaware shall file with the Department of State of the State of Florida an agreement that it will promptly pay to the dissenting shareholders of HMI-Florida the amount, if any, to which they shall be entitled under the provisions of the FBCA with respect to the rights of dissenting shareholders.

                  IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have executed this Agreement as of the year and date first above written.

ATTEST:                                 HEALTH MANAGEMENT, INC.
                                           a Florida corporation

By:  /s/ Philip A. Herman               By: /s/Gary D. Peiffer
    ------------------------                ------------------------
    Name: Philip A. Herman                  Name:  Gary D. Peiffer
    Title:                                  Title: President

(Corporate Seal)

                                        NOUVEAU HEALTH MANAGEMENT,
ATTEST:                                 INC.
                                           a Delaware corporation

By:  /s/ Philip A. Herman               By: /s/Gary D. Peiffer
    ------------------------                ------------------------
    Name: Philip A. Herman                  Name:  Gary D. Peiffer
    Title:                                  Title: President

(Corporate Seal)

                          CERTIFICATE OF THE SECRETARY
                                       OF
                         NOUVEAU HEALTH MANAGEMENT, INC.
                            (a Delaware corporation)

         I, Philip A. Herman, the Secretary of Nouveau Health Management, Inc., a Delaware corporation ("HMI-Delaware"), hereby certify that the Agreement and Plan of Merger to which this certificate is attached, after having been first duly signed on behalf of HMIDelaware by its President under its corporate seal, was duly approved and adopted by a Written Consent dated as of January 11, 1996 of the holder of all of the outstanding stock of HMI-Delaware entitled to vote thereon.

         WITNESS my hand and seal this 11th day of January, 1996.



(SEAL)                                   ______/S/Philip A. Herman____________
                                                  Secretary

                                                                       Exhibit A

                         CERTIFICATE OF INCORPORATION

                                       OF

                         NOUVEAU HEALTH MANAGEMENT, INC.


         THE UNDERSIGNED, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

         FIRST:            NAME.

                           The name of the Corporation is:

                           NOUVEAU HEALTH MANAGEMENT, INC.

         SECOND:           REGISTERED OFFICE; REGISTERED AGENT.

                           The  registered  office of the  Corporation  is to be
located at Prentice Hall Corporation System, Inc., 32 Loockerman Square, Suite L-100, Dover, Delaware 19901. The name of its registered agent at that address is Prentice Hall Corporation System, Inc.

         THIRD:            PURPOSE.

                           The  purpose of the  Corporation  is to engage in any
lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

         FOURTH:           CAPITALIZATION.

                           The  total  number  of  shares  of  stock  which  the
Corporation shall have authority to issue is twenty-six million (26,000,000) shares of which twenty-five million (25,000,000) shares shall be designated "Common Stock" and one million (1,000,000) shares shall be designated "Preferred Stock". Shares of Common Stock and Preferred Stock shall have a par value of $.001 per share.

                           Common Stock

                           Subject to the prior or equal rights,  if any, of any
Preferred Stock which hereafter may be authorized of any and all series stated and expressed by the Board of Directors in the resolution or resolutions providing for the issuance of such

Preferred Stock, the holders of Common Stock shall be entitled (i) to receive dividends when and as declared by the Board of Directors out of any funds legally available therefor and (ii) in the event of any dissolution, liquidation or winding up of the Corporation, to receive the remaining assets of the Corporation, ratably according to the number of shares of Common Stock held. The holders of Common Stock shall be entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders of the Corporation. No holder of Common Stock shall have any preemptive right to purchase or subscribe for any part of any issue of stock of any class whatsoever, whether now or hereafter authorized.

                           Preferred Stock

                           Authority is hereby expressly granted to the Board of
Directors from time to time to issue series of Preferred Stock and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of shares of such series, and the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware.

         FIFTH:            LIABILITY OF DIRECTORS.

                           No  director  shall  be  personally   liable  to  the
Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that to the extent required by the provisions of paragraph 102(b)(7) of the General Corporation Law of the State of Delaware or any successor statute, or any other laws of the State of Delaware, this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under paragraph 174 of the General Corporation Law of the State of Delaware, (iv) for any transaction from which the director derived an improper personal benefit or (v) for any act or omission occurring prior to the date when the provision becomes effective. If the General Corporation Law of the State of Delaware hereafter is amended to authorize the further elimination or limitation on personal liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended General Corporation Law of the State of Delaware. Any repeal or modification of this Article Fifth by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

         SIXTH:            INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.


                           1.  Indemnification.  The Corporation shall indemnify
each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or alleged action in any other capacity while service as a director, officer, employee or agent, to the maximum extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, excise taxes or penalties pursuant to the Employee Retirement Income Security Act of 1974, as amended, and amounts paid or to be paid in settlement) reasonably incurred by such person in connection with such proceeding and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. The Corporation may, to the fullest extent permitted by the General Corporation Law of the State of Delaware, purchase and maintain insurance on behalf of any such person. The Corporation may create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such sums as may become necessary to effect the indemnification as provided herein. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the General Corporation Law of the State of Delaware, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, the Corporation's By-Laws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

                           2. Reimbursement and Advances. The Corporation,  from
time to time, shall reimburse or advance to any person referred to in paragraph 1 the funds necessary for payment of expenses (including attorneys' fees, costs and charges) incurred in connection with any action or proceeding referred to in paragraph 1, upon receipt of a written undertaking by or on behalf of such person to repay such amount(s) if a judgment or other final adjudication adverse to such person establishes that he or she is not entitled to be indemnified by the Corporation under this Article Sixth.

                           3. Serving at the Request of the Corporation. Without
limitation of any indemnification provided by paragraph 1, any person referred to in paragraph 1 serving (a) another corporation, partnership, joint venture or trust of which the majority of the voting power or residual economic interest is held, directly or indirectly, by the Corporation, or (b) any employee benefit plan of the Corporation, in any capacity, shall be deemed to be doing so at the request of the Corporation.

                           4. Determination of Entitlement.  Any person entitled
to indemnification or to the reimbursement or advancement of expenses as a matter of right pursuant to this Article Sixth may elect to have the right to indemnification (or the reimbursement or advancement of expenses) interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the action or proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time indemnification is sought.

                           5. Contractual Right. The right to indemnification or
to the reimbursement or advancement of expenses pursuant to this Article Sixth or a resolution or agreement authorized pursuant to this Article Sixth (a) is a contract right pursuant to which the person entitled thereto may bring suit as if the provisions hereof (or of any such resolution) were set forth in a separate written contract between the Corporation and such person, (b) is intended to be retroactive and, to the extent permitted by law, shall be available with respect to events occurring prior to the adoption hereof, and (c) shall continue to exist after the rescission or restrictive modification hereof with respect to events occurring prior thereto. The Corporation shall not be obligated under this Article Sixth to make any payment hereunder to the extent the person seeking indemnification hereunder has actually received payment of the amounts otherwise indemnifiable hereunder.

                           6. Judicial Claims. If a request for  indemnification
or for the reimbursement or advancement of expenses pursuant to this Article Sixth is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant, at any time thereafter, may bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses of prosecuting such claim. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of, or reimbursement or advancement of expenses to, the claimant is proper in the circumstances, or an actual determination by the Corporation (including its Board of Directors, independent legal counsel or stockholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

                           7.  Successor  Corporation.   For  purposes  of  this
Article Sixth, the term "the Corporation" shall include any legal successor to the Corporation, including any corporation which acquires all or substantially all of the assets of the Corporation in one or more transactions.

                           8. Nonexclusivity. The rights granted pursuant to, or
provided by, the foregoing provisions of this Article Sixth shall be in addition to, and shall not be exclusive of, any other rights to indemnification or the reimbursement or advancement of expenses to which such person otherwise may be entitled by law, contract or otherwise.

         SEVENTH:          INCORPORATOR.

                           The name and mailing  address of the  incorporator of
the Corporation is:

                           Jeanne R. Solomon, Esq.
                           Shereff, Friedman, Hoffman & Goodman, LLP
                           919 Third Avenue
                           New York, New York 10022


                The undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation to do business both within and without the State of Delaware, and in pursuance of the General Corporation Law of the State of Delaware, does make and file this Certificate this 11th day of January, 1996.



                                                   /S/ Jeanne R. Solomon
                                                   -----------------------------
                                                   Jeanne R. Solomon
                                                   Sole Incorporator

                                                                       Exhibit B

                                     BY-LAWS

                                       OF

                             HEALTH MANAGEMENT, INC.


                                    ARTICLE I
                                     OFFICES

         Section 1.1. Registered Office. The registered office of the Corporation within the State of Delaware shall be located at the principal place of business in said State of the Corporation or individual acting as the Corporation's registered agent in Delaware.

         Section 1.2. Other Offices. The Corporation may also have offices and places of business at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

          Section 2.1. Place of Meetings. All meetings of stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

          Section 2.2. Annual Meetings. The annual meeting of stockholders for the election of directors shall be held at such time on such day, other than a legal holiday, as the Board of

Directors in each such year determines. At the annual meeting, the stockholders entitled to vote for the election of directors shall elect, by a plurality vote, a Board of Directors and transact such other business as may properly come before the meeting.

         Section 2.3. Special Meetings. Special meetings of stockholders, for any purpose or purposes, may be called by a majority of the Board of Directors. Any such request shall state the purpose or purposes of the proposed meeting. At any special meeting of stockholders, only such business may be transacted as is related to the purpose or purposes set forth in the notice of such meeting.

         Section 2.4. Notice of Meetings. Written notice of every meeting of stockholders, stating the place, date and hour thereof and, in the case of a special meeting of stockholders, the purpose or purposes thereof and the person or persons by whom or at whose direction such meeting has been called and such notice is being issued, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, Secretary, or the persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Nothing herein contained shall preclude the stockholders from waiving notice as provided in Section 4.1 hereof.

          Section 2.5. Quorum. The holders of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote, represented in person or by proxy, shall be

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necessary to and shall  constitute a quorum for the  transaction  of business at any meeting of stockholders. If, however, such quorum shall not be present or represented at any meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. Notwithstanding the foregoing, if after any such adjournment the Board of Directors shall fix a new record date for the adjourned meeting, or if the adjournment is for more than thirty (30) days, a notice of such adjourned meeting shall be given as provided in Section 2.4 of these By-Laws, but such notice may be waived as provided in Section 4.1 hereof.

         Section 2.6. Voting. At each meeting of stockholders, each holder of record of shares of stock entitled to vote shall be entitled to vote in person or by proxy, and each such holder shall be entitled to one vote for every share standing in his name on the books of the Corporation as of the record date fixed by the Board of Directors or prescribed by law and, if a quorum is present, a majority of the shares of such stock present or represented at any meeting of stockholders shall be the vote of the stockholders with respect to any item of business, unless otherwise provided by any applicable provision of law, by these By-Laws or by the Certificate of Incorporation of the Corporation.

          Section 2.7. Proxies. Every stockholder entitled to vote at a meeting or by consent without a meeting may authorize another person or persons to act for him by proxy. Each proxy shall be in writing executed by the stockholder giving the proxy or by his duly authorized attorney. No proxy shall be valid after the expiration of three
(3) years from its date, unless a longer period is provided for in the proxy. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it, or his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

         Section 2.8. Consents. Whenever a vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provision of law, the Certificate of Incorporation of the Corporation or these By-Laws, the meeting, prior notice thereof and vote of stockholders may be dispensed with if the holders of shares having not less than the minimum number of votes that would have been necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted shall consent in writing to the taking of such action. Where corporate action is taken in such matter by less than unanimous written consent, prompt written notice of the taking of such action shall be given thereto.

         Section 2.9. Stock Records. The Secretary or agent having charge of the stock transfer books shall make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order and showing the address of and the number and class and series, if any, of shares held by each. Such list, for a period of ten (10) days prior to such meeting, shall be kept at the principal place of business of the Corporation or at the office of the transfer agent or registrar of the Corporation and such other places as required by statute and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder at any time during the meeting.

                                   ARTICLE III
                                    DIRECTORS

         Section 3.1. Number. The number of directors of the Corporation which shall constitute the entire Board of Directors shall initially be fixed by the Incorporator and thereafter from time to time by a vote of a majority of the entire Board of Directors and shall be not less than one nor more than fifteen. The first Board of Directors shall consist of two (2) members.

         Section 3.2. Resignation and Removal. Any director may resign at any time upon notice of resignation to the Corporation. Any director may be removed at any time by vote of the stockholders then entitled to vote for the election of directors at a special meeting called for that purpose, either with or without cause.

         Section 3.3. Newly Created Directorships and Vacancies. Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board of Directors for any reason whatsoever shall be filled by vote of the Board of Directors. If the number of directors then in office is less than a quorum, such newly created directorships and vacancies may be filled by a vote of a majority of the directors then in office. Any director elected to fill a vacancy shall be elected until the next meeting of stockholders at which the election of directors is in the regular course of business, and until his successor has been elected and qualified.

         Section 3.4. Powers and Duties. Subject to the applicable provisions of law, these By-Laws or the Certificate of Incorporation of the Corporation, but in furtherance and not in limitation of any rights therein conferred, the Board of Directors shall have the control and management of the business and affairs of the Corporation and shall exercise all such powers of the Corporation and do all such lawful acts and things as may be exercised by the Corporation.

          Section 3.5. Place of Meetings. All meetings of the Board of Directors may be held either within or without the State of Delaware.

         Section 3.6. Annual Meetings. An annual meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting to the newly elected directors shall be necessary in order to legally constitute the meeting, provided a quorum shall be present, or the newly elected directors may meet at such time and place as shall be fixed by the written consent of all of such directors.

         Section 3.7. Regular Meetings. Regular meetings of the Board of Directors may be held upon such notice or without notice, and at such time and at such place as shall from time to time be determined by the Board of Directors.

          Section 3.8. Special Meetings. Special meetings of the Board of Directors may be called by a majority of the Board of Directors. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         Section 3.9. Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary or an Assistant Secretary and shall state the place, date and time of the meeting. Notice of each such meeting shall be given orally or shall be mailed to each director at his residence or usual place of business. If notice of less than three (3) days is given, it shall be oral, whether by telephone or in person, or sent by special delivery mail or telegraph. If mailed, the notice shall be deemed given when deposited in the United States mail, postage prepaid. Notice of any adjourned meeting, including the place, date and time of the new meeting, shall be given to all directors not present at the time of the adjournment, as well as to the other directors unless the place, date and time of the new meeting is announced at the adjourned meeting. Nothing herein contained shall preclude the directors from waiving notice as provided in Section 4.1 hereof.

         Section 3.10. Quorum and Voting. At all meetings of the Board of Directors a majority of the entire Board of Directors shall be necessary to and shall constitute a quorum for the transaction of business at any meeting of directors, unless otherwise provided by any applicable provision of law, by these By-Laws, or by the Certificate of Incorporation of the Corporation. The act of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board of Directors, unless otherwise provided by an applicable provision of law, by these By-Laws or by the Certificate of Incorporation of the Corporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, until a quorum shall be present.

         Section 3.11. Compensation. The Board of Directors, by the affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the Corporation as directors, officers or otherwise.

         Section 3.12. Books and Records. The directors may keep the books of the Corporation, except such as are required by law to be kept within the state, outside of the State of Delaware, at such place or places as they may from time to time determine.

         Section 3.13. Action without a Meeting. Any action required or permitted to be taken by the Board of Directors, or by a committee of the Board of Directors, may be taken without a meeting if all members of the Board of Directors or the committee, as the case may be, consent in writing to the adoption of a resolution authorizing the action. Any such resolution and the written consents thereto by the members of the Board of Directors or committee shall be filed with the minutes of the proceedings of the Board of Directors or committee.

          Section 3.14. Telephone Participation. Any one or more members of the Board of Directors, or any committee of the Board of Directors, may participate in a meeting of the Board of Directors or committee by means of a conference telephone call or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

          Section 3.15. Committees of the Board. The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may designate one or more committees, each consisting of one or more directors. The Board of Directors may designate one or more directors as alternate members of any such committee. Such alternate members may replace any absent member or members at any meeting of such committee. Each committee (including the members thereof) shall serve at the pleasure of the Board of Directors and shall keep minutes of its meetings and report the same to the Board of Directors. Except as otherwise provided by law, each such committee, to the extent provided in the resolution establishing it, shall have and may exercise all the authority of the Board of Directors with respect to all matters. However, no such committee shall have power or authority to:

                   (a)      amend  the  Certificate  of   Incorporation  of  the
                            Corporation;

                   (b)      adopt an agreement of merger or consolidation;

                   (c)      recommend  to the  stockholders  the sale,  lease or
                            exchange  of  all  or   substantially   all  of  the
                            Corporation's property and assets;

                   (d) recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution; or

                   (e)      amend these By-Laws.

Unless expressly so provided by resolution of the Board of Directors, no such committee shall have power or authority to (1) declare a dividend or (2) authorize the issuance of shares of the Corporation of any class.

                                   ARTICLE IV
                                     WAIVER

         Section 4.1. Waiver. Whenever a notice is required to be given by any provision of law, by these By-Laws, or by the Certificate of Incorporation of the Corporation, a waiver thereof in writing, whether before or after the time stated therein, shall be deemed equivalent to such notice. In addition, any stockholder attending a meeting of stockholders in person or by proxy without protesting prior to the conclusion of the meeting the lack of notice thereof to him, and any director attending a meeting of the Board of Directors without protesting prior to the meeting or at its commencement such lack of notice, shall be conclusively deemed to have waived notice of such meeting.

                                    ARTICLE V
                                    OFFICERS

         Section 5.1. Executive Officers. The officers of the Corporation shall be a President or Chief Executive Officer, a Treasurer and a Secretary. Any person may hold two or more of such offices. The officers of the Corporation shall be elected annually (and from time to time by the Board of Directors, as vacancies occur), at the annual meeting of the Board of Directors following the meeting of stockholders at which the Board of Directors was elected.

         Section 5.2. Other Officers. The Board of Directors may appoint such other officers and agents, including a Chief Executive Officer, Vice President, Assistant Vice Presidents, Secretaries, Assistant Secretaries and Assistant Treasurers, as it shall at any time or from time to time deem necessary or advisable.

         Section 5.3. Authorities and Duties. All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the business and affairs of the Corporation as may be provided in these By-Laws, or, to the extent not so provided, as may be prescribed by the Board of Directors.

         Section 5.4. Tenure and Removal. The officers of the Corporation shall be elected or appointed to hold office until their respective successors are elected or appointed. All officers shall hold office at the pleasure of the Board of Directors, and any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors for cause or without cause at any regular or special meeting.

         Section 5.5. Vacancies. Any vacancy occurring in any office of the Corporation, whether because of death, resignation or removal, with or without cause, or any other reason, shall be filled by the Board of Directors.

          Section 5.6. Compensation. The salaries and other compensation of all officers and agents of the Corporation shall be fixed by or in the manner prescribed by the Board of Directors.

          Section 5.7. President. The President shall have general charge of the business and affairs of the Corporation and, in the absence of the Chairman of the Board, the President shall preside at all meetings of the stockholders and the directors. The President shall perform such other duties as are properly required of him by the Board of Directors.

          Section 5.8. Vice President. Each Vice President, if any, shall perform such duties as may from time to time be assigned to him by the Board of Directors.

         Section 5.9. Secretary. The Secretary shall attend all meetings of the stockholders and all meetings of the Board of Directors and shall record all proceedings taken at such meetings in a book to be kept for that purpose; he shall see that all notices of meetings of stockholders and meetings of the Board of Directors are duly given in accordance with the provisions of these By-Laws or as required by law; he shall be the custodian of the records and of the corporate seal or seals of the Corporation; he shall have authority to affix the corporate seal or seals to all documents, the execution of which, on behalf of the Corporation, under its seal, is duly authorized, and when so affixed it may be attested by his signature; and in general, he shall perform all duties incident to the office of the Secretary of a corporation, and such other duties as the Board of Directors may from time to time prescribe.

         Section 5.10. Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit, or cause to be deposited, in the name and to the credit of the Corporation, all moneys and valuable effects in such banks, trust companies, or other depositories as shall from time to time be selected by the Board of Directors. He shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; he shall render to the President and to each member of the Board of Directors, whenever requested, an account of all of his transactions as Treasurer and of the financial condition of the Corporation; and, in general, he shall perform all of the duties incident to the office of the Treasurer of a corporation, and such other duties as the Board of Directors may from time to time prescribe.

         Section 5.11. Other Officers. The Board of Directors may also elect or may delegate to the President the power to appoint such other officers as it may at any time or from time to time deem advisable, and any officers so elected or appointed shall have such authority and perform such duties as the Board of Directors or the President, if he shall have appointed them, may from time to time prescribe.

                                   ARTICLE VI
           PROVISIONS RELATING TO STOCK CERTIFICATES AND STOCKHOLDERS

          Section 6.1. Form and Signature. The shares of the Corporation shall be represented by a certificate signed by the President or any Vice President and by the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer, and shall bear the seal of the Corporation or a facsimile thereof. Each certificate representing shares shall state upon its face (a) that the Corporation is formed under the laws of the State of Delaware, (b) the name of the person or persons to whom it is issued, (c) the number of shares which such certificate represents and (d) the par value, if any, of each share represented by such certificate. Section 6.2. Registered Stockholders. The
Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares of stock to receive dividends or other distributions, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of stock, and shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person.

          Section 6.3. Transfer of Stock. Upon surrender to the Corporation or the appropriate transfer agent, if any, of the Corporation, of a certificate representing shares of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and, in the event that the certificate refers to any agreement restricting transfer of the shares which it represents, proper evidence of compliance with such agreement, a new certificate shall be issued to the person entitled thereto, the old certificate shall be cancelled and the transaction shall be recorded upon the books of the Corporation.

         Section 6.4. Lost Certificates, etc. The Corporation may issue a new certificate for shares in place of any certificate theretofore issued by it, alleged to have been lost, mutilated, stolen or destroyed, and the Board of Directors may require the owner of such lost, mutilated, stolen or destroyed certificate, or his legal representatives, to make an affidavit of the fact and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, mutilation, theft or destruction of any such certificate or the issuance of any such new certificate.

         Section 6.5. Record Date. For the purpose of determining the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or to express written consent to any corporate action without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date. Such date shall not be more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action.

         Section 6.6. Regulations. Except as otherwise provided by law, the Board of Directors may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient, concerning the issue, transfer and registration of certificates for the securities of the Corporation. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars and may require all certificates for shares of capital stock to bear the signature or signatures of any of them.

                                   ARTICLE VII
                               GENERAL PROVISIONS

         Section 7.1. Dividends and Distributions. Dividends and other distributions upon or with respect to outstanding shares of stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, bonds, property, or in stock of the Corporation. The Board of Directors shall have full power and discretion, subject to the provisions of the Certificate of Incorporation of the Corporation or the terms of any other corporate document or instrument to determine what, if any, dividends or distributions shall be declared and paid or made.

         Section 7.2. Checks, etc. All checks or demands for money and notes or other instruments evidencing indebtedness or obligations of the Corporation shall be signed by such officer or officers or other person or persons as may from time to time be designated by the Board of Directors.

         Section 7.3. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words "Corporate Seal Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

          Section 7.4. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

         Section 7.5. General and Special Bank Accounts. The Board of Directors may authorize from time to time the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board of Directors may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may be delegated by the Board of Directors from time to time. The Board of Directors may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-Laws, as it may deem expedient.

                                   ARTICLE IX
                             ADOPTION AND AMENDMENTS

          Section 9.1. Power to Amend. These By-Laws may be amended or repealed and any new By-Laws may be adopted by the Board of Directors; provided that these By-Laws and any other By-Laws amended or adopted by the Board of Directors may be amended, may be reinstated, and new By-Laws may be adopted, by the stockholders of the Corporation entitled to vote at the time for the election of directors.